                                                                    Exhibit 99.1

                            JOINT ALLIANCE AGREEMENT

      THIS JOINT  ALLIANCE  AGREEMENT,  dated as of January  24,  2007,  between
Catskill  Litigation Trust, a Delaware Trust (the "Litigation  Trust"),  Barbara
Lazore and Phil Tarbell, as representatives of the "Tribal Court Litigants",  as defined below, and the St. Regis Mohawk Tribe, a federally recognized
Indian Tribe (the "Tribe"),

                             W I T N E S E TH THAT:

      WHEREAS the  Litigation  Trust and the Tribal  Court  Litigants  have each separately  sought  redress in the  courts  from the same  defendants  for their claimed  damages  resulting  from  actions  relating to the  activities  of such defendants in connection  with a project to develop a Native  American casino in the Catskills region of New York; and

      WHEREAS the parties  share a common  interest in pursuing  the  respective claims that they may have against the defendants to control, delay or derail the aforesaid project; and

      WHEREAS the parties believe that their respective  interests would be best served by a coordinated and combined effort as provided in this Agreement; and

      WHEREAS the Tribal Court  Litigants have advised the  Litigation  Trustees that the ability of the Tribal  Court  Litigants to pursue their claims has been hampered by delays in the  recognition  of the authority of the St. Regis Mohawk
Tribal Court by the Bureau of Indian Affairs of the United States  Department of
the Interior; and

      WHEREAS the Tribal Court  Litigants and the  Litigation  Trust have become concerned that the terms of a proposed  acquisition of the parent of a corporate defendant by private venture firms, and particularly the high degree of leverage associated with such acquisition,  may seriously impair their ability to realize the  benefits of their claims and enforce any final  judgments  related to those claims; and

      WHEREAS the  beneficiaries of the Litigation Trust share a common interest with the Tribal Court Litigants, the Litigation Trust has developed considerable familiarity  with the  circumstances  and legal  issues  involved  in the Tribal
Claims,  and the Litigation  Trust has  significant  technical and  professional resources at its disposal,  the parties have agreed to form a joint  alliance on the terms and conditions contained herein; and

                                      -1-

      WHEREAS  the  parties  to  this  Agreement  have  agreed  to  merge  their respective  claims within the Litigation Trust in the manner provided herein and that (i) the Class certified by the Tribal Court and (ii) the  beneficiaries  of the Litigation  Trust,  at all times during the Term of this Agreement  prior to consummation of said merger and from and after the effective date of the merger, shall share EQUALLY ON A 50-50 BASIS, as herein  provided,  all proceeds derived from a  judgment,  settlement  or other  means  relating  to the  resolution  or enforcement  of the  Tribal  Claims or  Litigation  Trust  Claims,  with no such settlement or enforcement  of either the Tribal Claims or the  Litigation  Trust
Claims to be made separately prior to the merger provided for herein; and

      NOW, THEREFORE,  in consideration of the forgoing, and on the basis of the mutual  representations,  covenants and agreements contained herein and of other good and valuable consideration,  the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      Section 1. DEFINITIONS. As used in this Agreement, the following words and terms have the meaning set forth  below,  unless the context  clearly  indicates otherwise:

      "CLASS"  means the  enrolled  members of the St. Regis  Mohawk  Tribe,  as certified by the Tribal Court in connection  with the  prosecution of the Tribal
Claims.

      "DECLARATION  OF TRUST" means the  Declaration of Trust executed to create
the  Litigation  Trust,   dated  as  of  January  12,  2004,  made  by  Catskill
Development,  L.L.C., Mohawk Management, L.L.C., Monticello Raceway Development,
L.L.C., each a New York limited liability company,  and Empire Resorts,  Inc., a
Delaware  Corporation,  as  Settlors,  Joseph  Bernstein  and  Paul  deBary,  as
Litigation  Trustees,  and Christiana  Bank & Trust Company,  as  Administrative
Trustee.

      "DEFENDANTS" means Park Place  Entertainment  Corporation,  and its former
Chief Executive  Officer,  Arthur Goldberg,  and former General  Counsel,  Clive
Cummis,  in their  individual  capacities,  and any person or  entity,  known or unknown as of the date hereof,  against whom any  asserted or  unasserted  claim exists with respect to the Tribal claims and the  Litigation  Trust  Claims,  as
well  as  their  respective  successors,  assignees,   administrators,   agents,
directors, employees, attorneys, administrators, estates and heirs.

      "LITIGATION  TRUST CLAIMS" means the claims  against any of the Defendants that were  transferred  to the Litigation  Trust pursuant to the  Declaration of
Trust.

      "LITIGATION  TRUSTEES" means the Litigation Trustees under the Declaration of Trust, as Trustees for the beneficiaries thereof.

                                      -2-

      The "TERM" of this  Agreement  will extend from the date of its  execution until July 30,  2007,  unless the parties  agree to an earlier or later date for the termination of this Agreement.

      "TRIBAL  CLAIMS" means all asserted and unasserted  claims of the Tribe or
Tribal Court  Litigants  against the  Defendants  relating to the  circumstances complained  of in the lawsuit  commenced by the Tribal Court  Litigants  against
Park Place  Entertainment  Corporation  and Clive Cummis in the Tribal Court and
designated as Case Number 00C101333GN (Garrow, J.) and further the subject of an enforcement  action in the United States District Court for the Western District
of New York designated  Civil Action No. 01CV1058  (McAvoy,  J.),  including the
Tribal Court  Judgment and any claims against such  Defendants  related to their actions or agreements in connection with such lawsuits.

      "TRIBAL COUNCIL" means the Tribal Council, acting as the government of the
St. Regis Mohawk Tribe as currently recognized by the Bureau of Indian Affairs.

      "TRIBAL  COURT" means the St. Regis Mohawk  Tribal Court,  an  independent judicial  body of the  Tribe  established  under the  Judiciary  Act of 1994 and various  resolutions of the Tribal  Council,  whether acting as a DE FACTO or DE
JURE entity from time to time.

      "TRIBAL  COURT  JUDGMENT"  means the judgment of the Tribal Court  entered against  Defendants  Park Place  Entertainment  Corporation  and Clive Cummis in
favor of the Tribal Court Litigants.

      "TRIBAL COURT  LITIGANTS"  means the Class and all of the named plaintiffs in connection with the Tribal Claims:  Marlene Arquette,  Dick Peters,  Bennette
White, Louis Gray, Roy Tarbell,  David Lazore,  Troy Lazore,  Henry Gibson, Matt
David, Randy Connors, Julius D. Herne, Patty Lazore Mancuso, Noel White, Carolyn
Tarbell,  Ellene Herne,  Glenn Hill, Sr., Barbara Lazore,  Phil Tarbell,  Kerney
Cole,  Mary Dianne Lazore,  Russell Lazore,  Joanne King, Rena Smoke,  estate of
Charlie Terrance,  Irma White Moore, Lois Thomas,  Carol Herne and Brian Garrow,
and their respective successors, assignees, administrators,  agents, estates and heirs.

      Section 2.  REPRESENTATIONS.  (A) The Litigation Trust represents that (1)
it is duly  authorized  to  enter  into and  perform  this  Agreement,  (2) this
Agreement will be valid and binding on the Litigation  Trust, (3) the Litigation
Trustees  are duly and  completely  authorized  to enter into this  Agreement on behalf or the Litigation  Trust and to bind the  Litigation  Trust to the extent provided for in this Agreement,  and (4) neither the Litigation  Trust,  nor its counsel,  nor any other person or agent acting by its authority or on its behalf has entered  into any  agreement  or  stipulation  providing  for, or  otherwise consented  to or  agreed  to  support  the  vacation,  discontinuance  or  other settlement  of  the  Litigation  Trust  Claims,  other  than  a  stipulation  in connection  with the dismissal of two  plaintiffs  and the  consolidation  of an action  commenced by the Litigation  Trustees to reinstate the interests of such plaintiffs with respect to the Litigation Trust Claims.

                                      -3-

      (B) The Tribal Court Litigants represent that (1) they are duly authorized to enter into and perform this  Agreement,  (2) this Agreement will be valid and binding on the Tribal Court Litigants,  (3) Barbara Lazore and Phil Tarbell,  as
court  appointed  representatives  of the Tribal Court  Litigants,  are duly and completely authorized to enter into this Agreement on behalf of the Tribal Court
Litigants and to bind the Tribal Court  Litigants and all  beneficiaries  to the extent  provided  for in this  Agreement,  and  (4)  none  of the  Tribal  Court
Litigants,  nor any counsel, nor other person or agent acting by their authority or on their behalf has entered into any agreement or stipulation  providing for, or otherwise  consented to or agreed to support the vacation,  discontinuance or other settlement of the Tribal Claims.

      (C) The Tribal Council  represents that (1) it is duly authorized to enter into and perform this Agreement, (2) this Agreement will be valid and binding on the Tribe and the Tribal Council,  (3) the representatives of the Tribal Council signing this  Agreement  are duly and  completely  authorized to enter into this
Agreement on behalf of the Tribe and the Tribal  Council to the extent  provided for in this Agreement,  and (4) none of the members of the Tribal  Council,  nor any counsel,  nor other  person or agent  acting by their  authority or on their behalf has entered into any agreement or stipulation providing for, or otherwise consented  to or  agreed  to  support  the  vacation,  discontinuance  or  other settlement of the Tribal Claims.

      Section 3. AGREEMENT OF MUTUAL SUPPORT.  Each of the Litigation Trust, the
Tribal Court  Litigants  and the Tribe hereby  covenant and agree that they will support the preservation and prosecution of the Tribal Claims and the Litigation
Trust Claims,  will cooperate in good faith in the mutual pursuit of such claims and will not take or permit  any action  inconsistent  therewith.  In  addition, during the Term, neither the Tribal Court Litigants nor the Tribe shall, without the written  consent of the  Litigation  Trustees,  enter into any  agreement or stipulation providing for, or otherwise consenting to or agreeing to support the vacation,  discontinuance  or other settlement of the Tribal Claims.  Throughout the Term,  the  Litigation  Trustees,  acting with the advice and counsel of the representatives  of Tribal Court Litigants and the Tribal  Council,  will act as the exclusive  representatives  and  spokespersons of the Tribal Court Litigants and Litigation Trust in connection with the prosecution of the Tribal Claims and
Litigation Trust Claims and any settlement negotiations with respect thereto and shall be solely  responsible  for the  retention  and  coordination  of counsel, approval of all costs and  expenses  and overall  management  of the  litigation effort.

      Section 4. SETTLEMENT PRIOR TO MERGER. Notwithstanding any other provision of this Agreement,  the Litigation  Trustees shall have no authority to agree to any settlement or  discontinuance  of the Tribal Claims or the Litigation  Trust
Claims prior to the merger  provided for in this  Agreement  unless (1) both the
Tribal Claims and the Litigation  Trust Claims are settled and (2) the amount of such settlement payable to each of (i) the beneficiaries of the Litigation Trust

                                      -4-

and (ii) the Class shall be equal one half of the  settlement  after  payment of all  costs  and  expenses.  Any  distribution  of the  proceeds  of such a joint settlement shall be made by the Litigation  Trustees in the same manner and with the same  effect as if the  merger of  interests  provided  for  herein had been consummated  provided that nothing herein shall obligate the Litigation Trust to pay any expenses incurred prior to the date of this Agreement.

      Section 5. MERGER.  During the Term,  each of the  Litigation  Trust,  the
Tribal Court  Litigants and the Tribe shall work together to accomplish a merger in the Litigation Trust of their litigation interests with respect to the Tribal
Claims and the  Litigation  Trust  Claims.  In connection  with the merger,  the
Tribal Court Litigants,  through their legally authorized representatives,  will execute and deliver appropriate  documentation providing for the transfer of all right,  title and  interest of the Tribal  Court  Litigants in and to the Tribal
Claims to the Litigation Trust.  Subject to the performance of this Agreement by the Tribal Court Litigants, the Litigation Trustees shall request the consent of the  Unitholders of the Litigation  Trust to an amendment to the  Declaration of
Trust to double the number of authorized  ownership Units thereof and to include
any  litigation   relating  to  the  Tribal  Claims  within  the  definition  of
"Litigations" thereunder.  Upon the effectiveness of such amendment,  there will automatically occur an irrevocable grant from the Tribal Court Litigants and the
Tribe to the  Litigation  Trust  of all of  their  remaining  right,  title  and interest in and to the Tribal Claims and the Litigation Trustees shall forthwith deliver to the Tribal Court (or to such other party designated in writing by all of the other parties  hereto) to hold  exclusively on behalf of the Tribal Court
Litigants)  Units  representing  FIFTY PERCENT of the authorized and outstanding
Units of the Litigation Trust

      Section 6.  PUBLICITY.  The parties agree that the subject  matter of this
Agreement  highly  sensitive in nature and that serious  economic and other harm could  arise  from  the  inappropriate  release  to the  public  of  information concerning  the  matters  that are the  subject  of this  Agreement.  Except  as specifically  authorized  hereby or  otherwise  required by law or  necessary in
connection   with  SEC  filings  or  court  documents  in  connection  with  the litigations,  throughout  the Term no  information  is to be given to any  third parties  concerning  this  Agreement  or the status of the Tribal  Claims or the
Litigation  Trust Claims and no public  statements or other  publicity  shall be released with respect thereto, except with the prior approval of all the parties hereto.

      Section 7.  MISCELLANEOUS.  (A) The rights and  obligations of the parties under  this  Agreement  are not  assignable  without  the  consent  of the other parties.

      (B) All notices under this Agreement  shall be in writing,  duly signed by the party giving such notice,  and shall be  delivered,  telecopied or mailed by first  class  mail,  as  follows:  (i) if  given  to the  Litigation  Trust  c/o
Christiana  Bank  &  Trust  Company,  Administrative  Trustee,  1314  King  St.,
Wilmington,  Delaware  19801; if given to the Tribal Court Litigants c/o Michael
Rhodes-Devey,   PO  Box  15072,  7  Wembley  Ct.,  Albany,  NY  12212-5072,  tel
518-452-1800,  email,  Deveylaw@aol.com;  if given to the Tribal Council, to St.
Regis Mohawk Tribal Council, 412 State Route 37, Akwesasne, New York 13655.

                                      -5-

      (D) This Agreement contains the entire  understanding  between the parties and all prior  negotiations  and  agreements are merged in this  Agreement.  Any agreement  hereafter made shall be  ineffective  to change,  modify or discharge this  Agreement  as a whole or in part unless such  agreement  is in writing and signed by the parties hereto.

      (E) The  submission  of this document to the  respective  parties does not constitute  an offer by to the other  parties  and none of the  parties  will be bound in any way unless and until this  Agreement is executed  and  delivered by all parties.

      (F) Each of the Trustees,  the Representatives and the Chiefs is executing this  document  in their  representative  capacity  on behalf of the  respective entities  that are parties to this  agreement  and shall not incur any  personal liability arising from or as a result of the execution of this Agreement.

      (G) This Agreement contains the entire  understanding  between the parties with  respect  to the  subject  matter  hereof  and all prior  negotiations  and agreements  with respect  thereto are merged in this  Agreement.  Any  agreement hereafter  made  shall be  ineffective  to  change,  modify  or  discharge  this
Agreement  as a whole or in part unless such  agreement is in writing and signed by the parties hereto.

      IN WITNESS  WHEREOF,  the parties hereto have duly executed this Agreement as of the day and year first above written.

TRIBAL COURT LITIGANTS              ST. REGIS MOHAWK TRIBE     CATSKILL LITIGATION TRUST
BY:                                 BY:                        BY:

/s/ BARBARA LAZORE                  /s/ LORRAINE WHITE         /s/ PAUL A. DEBARY
----------------------              ----------------------     -------------------------
Authorized Class                    Chief                      Litigation Trustee
Representative

/s/ PHIL TARBELL                    /s/ BARBARA LAZORE         /s/ JOSEPH E. BERNSTEIN
----------------------              ----------------------     -------------------------
Authorized Class                    Chief                      Litigation Trustee
Representative

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